Filed by Dana Incorporated

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Dana Incorporated

(Commission File No. 001-01063)

Exhibit 99.1

Combination with GKN Driveline
Creating a Global Leader in
Electrified Drive Systems
March 9, 2018

Safe Harbor Statement
Important Information for Investors and Stockholders
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Dana and GKN, an entity to be formed for this proposed transaction (“SpinCo”) will file with the Securities and Exchange Commission (“SEC”) a registration statement containing a joint proxy statement/prospectus, which will constitute a preliminary prospectus of SpinCo and a preliminary proxy statement of Dana, and Dana will file with the SEC a proxy statement on Schedule 14A. The materials to be filed by Dana and SpinCo will be made available to Dana’s investors and stockholders at no expense to them and, once available, copies may be obtained free of charge on Dana’s website at www.dana.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of Dana are urged to read the registration statement, the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the proposed transaction and the parties to the proposed transaction.
Dana and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies of Dana stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Dana’s executive officers and directors in the solicitation by reading Dana’s preliminary proxy statement for its 2018 annual meeting of stockholders, Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and proxy statement and other relevant materials which will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Dana’s participants in the solicitation, which may, in some cases, be different than those of Dana’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.
Forward-Looking Statements
Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities, including cost synergies and projections; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties, include, without limitation, risks related to Dana’s ability to complete the proposed transaction on the proposed terms and schedule, including obtaining shareholder and regulatory approvals; unforeseen liabilities; future capital expenditures; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employers or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Dana’s business.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this communication speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda
Introduction Craig Barber
– Transaction Summary Senior Director,
Investor Relations and
Strategic Planning
Strategic Rationale Jim Kamsickas
and Overview President and
– History
Chief Executive Officer
– Strategy and Execution
– GKN Driveline Highlights
Transaction Overview Jonathan Collins
Executive Vice President
– Combination Rationale
Value Creation and Chief Financial Officer
–

Transaction Summary

Transaction Terms

- Dana to combine with GKN Driveline for consideration of:
  - $3.5 billion in Dana plc stock (133 million newly issued shares)
  - $1.6 billion in cash
  - Assumption of certain pension liabilities (approximately $1.0 billion, net)
- Transaction Value
  - Implied 8.1x 2017 adjusted EBITDA[1] (including assumed pensions)
  - 5.5x 2017 adjusted EBITDA[1] (pro forma for expected cost synergies and tax efficiencies)
  - Dana's current 2017 multiple is 6.7x
- Ownership: Dana shareholders 52.75% / GKN shareholders 47.25%
  - Strong proforma balance sheet with net debt to adjusted EBITDA[1] of 2.0x

Timing / Approvals

- Subject to customary shareholder and regulatory approvals
- Estimated close in H2 2018

Corporate Structure

- Dana CEO and CFO will lead global organization
- Dana will expand its Board with two independent designees from GKN
- Combined company to be domiciled in U.K. as Dana plc
- Remains listed on NYSE

[1]Includes GKN's pro rata share of joint ventures.

See appendix for comments regarding the presentation of non-GAAP measures
© Dana 2018
4

History and Overview
© Dana 2018

Dana & GKN: A Journey of Long-term Partnership
Dowlais Ironworks
Global Transaction History
1759
GUEST, 7 Joint Ventures
KEEN & 3 Acquisitions by Dana
NETTLEFOLDS 4 Acquisitions by GKN
1902 1954
1983
1904 1946 1995
1966
1999
2018 2002
Discussions
Begin
2011
2017
plc
Strong cultural fit and long history together
© Dana 2018 6

Snapshot
Founded in 1966 61
Manufacturing Locations
2017 sales: in
$ $7.0 billion1 23 countries
5
22 R&D
Customer Centers
~35,000 1,680
Recognitions
people Patents & in 2017 Applications
1Inclusive of pro rata share of joint ventures.
© Dana 2018 7

7

Complete Driveline Systems Offering



Front Sideshaft
Electro-Magnetic Control Device
Open Differential
Electronic Torque Manager
Electronic Differential Lock
Limited Slip Differentials
Power Transfer Unit Disconnect
Countertrack™ Jointed Propshaft
Crosstrack™ Propshaft Joint
Countertrack™ Joint & Face Spline
ECO$_2$ Twinster®
Rear Sideshaft
Two-piece Propshaft
Electronic Torque Vectoring
eTransmission
eAxle

© Dana 2018 8

Strategy and Execution
© Dana 2018 9

Compelling Strategic Combination
Scaling Completing the Portfolio the Platform
Leading Delivering
Electrification Value
© Dana 2018 10

Strategic Fit
Complementary core processes and capabilities
Increasing content with Dana existing
Adding world-class customers engineering capabilities Adding key light-Adding all-wheel-drive vehicle customers capabilities Increasing platforms served
Increased penetration Leveraging GKN high-growth markets Driveline’s position in eDrives Unparalleled China Core electrification presence technology applicable to all mobility markets Balanced global footprint
© Dana 2018 11

Proven Acquisition Capability
2015 2016 2017 2018
Proven record of accretive acquisitions and successful integrations
© Dana 2018 12

Leadership Driving Transformation
($ in millions)
~12.8%
Sales EBITDA Margin
~ 12.3%
CEO Kamsickas CFO Collins Join Dana
11.6% ~$7,900
~$7,600
11.3% 11.3% $7,209
$6,617 10.8%
$6,060 $5,826
2014 2015 2016 2017 2018E 2019E
© Dana 2018 13

GKN Driveline Highlights
© Dana 2018 14

A Leading Provider of eDrive Systems...

Pioneer in Electric Driveline Systems

- With 9 programs in production and >700,000 electric axle drives produced to date, GKN Driveline's experience is unmatched
- 8 programs to launch, including 4 in China

eDrive Offerings

- Battery Electric
- Plug-in Hybrid
- Full Hybrid
- Mild Hybrid
- Micro Hybrid



Co-axial eAxles
Integrated eDrive systems
Multi-speed eAxles
Multimode eTransmission
Single-speed eAxles

Illustrative Automotive Platforms



Mitsubishi Outlander
FIAT 500e
Nissan Cube
Peugeot 3008 HY4
BMW X1
BMW 2 series Active Tourer
Volvo XC90
Porsche 918 eSpyder

Recent Awards

- 2017 Supplier Quality Excellence Award (GM)
- 2017 Supplier Quality Excellence Award (Post | APPRENTICESHIP AWARDS 2016)
- 2016 Certification for Manufacturing Excellence (Ford)
- 2015 Eco Innovation of the Year (The Telegraph cars Awards)



PACE

***Automotive News* PACE Awards**

- **2015 Winner** – Two-Speed eAxle – BMW
- **2016 Winner** – VL3 Driveshaft System – BMW
- **2017 Winner** – Volvo eAxle

© Dana 2018 15

… With Growing Content per Vehicle…
Front-Wheel-Drive (FWD) All-Wheel-Drive (AWD) FWD – AWD Internal Combustion Engine Internal Combustion Engine Battery Electric
Gearbox Motor Inverter Software / Controls
© Dana 2018 16

… Poised for Exponential Growth…
The Right Product for Every Vehicle Architecture
(units in millions)
110 101
88
Optimized AWD drivetrains
ICE
Hybrid transmissions
PHEV BEV eAxles HEV
BEV
Integrated eDrive modules
2015 2020 2025
ICE
PHEV / HEV – Plug In / Hybrid Electric Vehicles BEV – Battery Electric Vehicle
Source: IHS.
Integrated eDrive modules
© Dana 2018 17

…With an Exceptional Presence in China
Electric Vehicle Market in China Joint Venture Overview
(units in millions)
37.0 30 years of experience and growth in China
2017-2025 CAGR: >40%
1st western Tier 1 automotive components supplier in China Shanghai Driveline Systems joint 16.0 venture, established in 1988 with HUAYU
Automotive
8.0 Strong customer relationships
3.0
2020 2025 2030 2050
© Dana 2018 18

Combination Rationale
© Dana 2018 19

Unique Strategic Combination
Scaling the Portfolio
• Combined sales of $14.2 billion
• Leadership positions across all three mobility markets
• World-class management team with deep industry expertise
Completing the Platform
Enhanced customer coverage Comprehensive product offering Broad end market access Balanced geographic presence
Leading
Electrification
Leading eDrive systems innovator Double content in shift to EV Significant market growth Core technology applicable in all three end-markets
Delivering
Value
Unlocking $235 million of expected cost synergies
Immediate earnings accretion Strong balance sheet Poised for premium valuation
© Dana 2018 20

Scaling Up to be a Global Leader
A Global Leader in Drive Systems(1)
($ in billions)
$14.2 Leading provider of $0.8 drive systems across $13.4 all 3 major mobility markets
$7.2
$7.0 Creates the largest
$0.8
$6.2 driveline supplier in the world
+ Powertrain Car Powertrain Driveline Powertrain Powertrain Technology
Reported Sales Proportional Unconsolidated China JV Sales
Note: GKN Driveline financials figures converted from GBP to USD at 1.287 GBP/USD. 1Based on 2017 sales figures.
© Dana 2018 21

Most Comprehensive eDrive Offering…

GKN Electric Driveline Capabilities

Single-speed eAxles



Multi-speed eAxles



Co-axial eAxles



Multimode eTransmissions



Integrated eDrive Systems



Dana Electric Driveline Capabilities

Medium-duty



EP 8 Transit Bus Axle



Mining Transmissions



Select Vehicles

Sports Cars | CUV/SUV | Electric Vans | City Delivery | Light Trucks | Freight Truck | Transit Bus | Mining Truck



BMW I8 | Mitsubishi Outlander | Volvo XC90 | Street Scooter | Zenith Electric Van | DongFeng Alpha Bus | Sandvik DD422iE

GKN Driveline → Gross Vehicle Weight Continuum

← Gross Vehicle Weight Continuum DANA

Dana and GKN's electric-vehicle capabilities and end markets are highly complementary

© Dana 2018
22

…With Significant CPV Increase
Internal Combustion Engine Electric
Trucks
~2x
Buses
~2x
Construction
~1x
© Dana 2018 23

Diversified Business Mix…
Dana GKN Driveline Dana / GKN Driveline
Off-Highway Off-Highway 15%
21% SUV / Truck Off-Highway SUV / Truck 59% 8% 30% Commercial Vehicle
Balanced End-    10% Market Mix =
Commercial
Vehicle CUV / Car CUV / Car 20% 92% 45%
FCA Ford Ford All other 14% 16% All other 22% 28% 44% VW
Global FCA 11% All other FCA
8% 45% 11%
Coverage of
All Major Renault /
Daimler Renault / =
Nissan Renault /
Customers 4% Nissan
5% Nissan 11% VW Paccar BMW 8%
2% 5% 4% Ford GM
Toyota GM Tata
Volvo Deere Tata ToyotaGM 10% 6%
3% 5% 4% Tata Toyota VW
2% 3% 3% 6% 8%
3% 4% 6%
Note: Based on 2017 sales figures, inclusive of GKN’s pro rata share of joint ventures. GBP converted to USD at a rate of 1.287.
© Dana 2018 24

With a More Complete Product Offering
Light Vehicle Commercial Vehicle Off-Highway
FWD AWD RWD 4WD Commercial Mass transit Agriculture Construction
Competitor A Competitor B Competitor C
© Dana 2018 25

Balanced Geographic Presence …



Dana
GKN Driveline
Dana / GKN Driveline
Americas 51%
EMEA 30%
RoW 19%
Americas 35%
EMEA 39%
RoW 27%
Americas 43%
EMEA 34%
RoW 23%
Total pro forma combined sales in China of $2.6B[1]
Combination brings together two of the largest driveline joint ventures in China
SDS
Legend
Dana
GKN Driveline

Note: Based on 2017 sales figures, inclusive of GKN's pro rata share of SDS joint venture. GBP converted to USD at a rate of 1.287.
[1]Inclusive of 100% of DDAC joint venture (Dana) and 100% of SDS joint venture (GKN).

© Dana 2018
26

…With Industry Leading Joint Ventures in China
Top Chinese Light Vehicle OEMs Top Chinese Commercial Vehicle OEMs
OEM Supplier Joint Venture OEM Supplier Joint Venture
#1 #2 #3 #4 #5
Dana and GKN have joint ventures with the largest Chinese OEMs
Source: IHS.
© Dana 2018 27

Significant Synergies
~$235 Million
Procurement $120    Purchasing scale benefits    Align commercial terms
Synergies equal to ~1.7% of
Strategic supply partnerships
combined sales
Operating Efficiencies Synergies to be implemented
Integrate global footprint within first three years
$70    Lean manufacturing
Three-year implementation cost SG&A expected to be between $250-$300 million
Leverage corporate structure $45
Utilize common resources
Significant and achievable near-term cost synergy plan
Note: Please see Synergy Information rider at the end of presentation for further synergies details.
© Dana 2018 28

Value Creation
© Dana 2018 29

Significant Shareholder Value Creation
Illustrative Pro Forma Equity Value
$ in billions
25% Increase
$9.1 $0.6 $7.3 $1.2
Global Leader
$3.5
GKN Driveline    eDrive Offer
Opportunity    Scale and $3.8 Diversity
Current Dana(1)
Combined Equity Value Synergies, net Tax Benefits Illustrative PF Equity Value
Substantial incremental value potential from expected synergies and tax benefits
Source: Dana and GKN Management. 1Equity value as of 3/8/18 close.
© Dana 2018 30

Attractive Financial Profile
2017 Sales 2017 Adjusted EBITDA / Margin1
$ in billions
$14.2
$0.8 $1.8
$13.4
$0.2
$0.2
$1.4
$7.2 $7.0
$0.8 $0.8
$0.8
$6.2
$0.2
+ = + $0.6 =
11.6%
10.8%
Proportional Unconsolidated JV Sales Run-Rate Synergies
Source: Dana financials based on reported financials. GKN Driveline financials on reported financials, including restatement of Off-Highway business per 1H 2017 financials GKN JV D&A based on trading profit %. Note: $ in billions. GBP converted to USD at 1.287.
1Adjusted for estimated R&D capitalized by GKN Driveline of $32m 2EBITDA margins include pro forma synergies.
© Dana 2018 31

Strong Balance Sheet
Pro Forma Capitalization
Dana Transaction Pro Forma Committed debt financing in place
($ in millions) 12/31/2017 Adjustments 12/31/2017
No maturities until 2023
Cash and Marketable Securities 643 – 643 Undrawn Revolver 578 625 1,203
Liquidity $1,221 $625 $1,846 Robust liquidity approaching $2 billion Term Loan A 275 250 525 Cash flow generation enables rapid
Senior Notes 1,500 1,775 3,275
Other Debt 46 – 46 deleveraging on path to investment
Total Debt $1,821 $2,025 $3,846 grade credit metrics
Net Debt $1,178 $2,025 $3,203 Pensions assumed from GKN largely
Adjusted EBITDA (pre-synergies) $835 $7571 $1,592 “Pay-as-you-go”; UK plan fully-funded
Net Leverage 1.4x 0.6x 2.0x at close
1Includes GKN’s pro rata share of joint ventures
© Dana 2018 32

A Winning Proposition for All Stakeholders
Stakeholders Customers Employees
plc
Substantial synergies and significant    OEMs prefer working with suppliers    Dana’s exceptional people culture value creation potential they trust and have developed focused on employee engagement partnerships with over many years Transformational leadership team Strong, complementary cultures with an    Full alignment on long-term engineering DNA
Dana has increased shareholder investment to develop differentiated    value by more than 130% over the Energized and talented global workforce products past two years Broader opportunities for all employees Benefits from pooling of two suppliers    Best-in-class global governance with complementary strengths and    Diversity driving an inclusive work technologies environment
© Dana 2018 33

Unique Strategic Combination
Scaling Completing the Portfolio the Platform
Leading Delivering
Electrification Value
© Dana 2018 34

Accelerating Growing Through Executing Enterprise Increasing Electrified Transformation Strategy Shareholder Value Mobility

Non-GAAP Financial Information
The preceding slides refer to Adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.
Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.
Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies.
Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.
© Dana 2018 36

Synergy Information
The information regarding synergies and similar information elsewhere in this presentation relate to the synergies being targeted by Dana following the consummation of the transactions. The estimates and forward-looking statements are necessarily speculative in nature and it can be expected that some or all of the assumptions relating to such information may not materialize or will vary significantly from actual results. As a result, there is no assurance that the synergies will be realized. We undertake no obligation to update publicly any information relating to synergies or other forward-looking statement for any reason after the date of this document to conform these statements to actual results or to changes to our expectations.
© Dana 2018 37